UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 10, 2019

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(346) 241-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	AMID	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.

Results of Operations

On May 10, 2019, American Midstream Partners, LP issued a press release announcing its financial results for the three months ended March 31, 2019. A copy of the press release covering such announcement and certain other matters is attached hereto as Exhibit 99.1.

The information in this report, including the Exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, as amended, except as specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	American Midstream Partners, LP Press Release dated May 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 13, 2019

AMERICAN MIDSTREAM PARTNERS, LP

By:	AMERICAN MIDSTREAM GP, LLC its General Partner

	By:	/s/ Eric Kalamaras
		Name:	Eric Kalamaras
		Title:	Senior Vice President and Chief Financial Officer